Proxy Solicitation Script
                                   for
              Putnam California Tax Exempt Money Market Fund


This script provides information to the shareholder and solicits his/her vote by mail.

Putnam:   Good Evening Mr./Ms.          .  My name is
          and I'm calling from Putnam Investments in Boston. I'm calling in regard to the important proxy materials which you should have received for your Fund's shareholders' meeting which will be held in June. This information was mailed to you in late April. The package consisted of a Putnam business envelope with black and red print on the outside of the envelope.
          The words "Important Proxy Material Enclosed   Prompt
          Response Will Save Your Fund Money" were clearly marked on the package. Do you recall receiving it? (Proceed to A or B as applicable).

A         (If the shareholder has received the proxy materials.)

S/H:      Yes.

Putnam: Great, however according to our most recent records, we have not received your proxy ballot which was included in the package. Could you tell me if you have already returned it?

     * If the shareholder received the information, but has not sent it back, continue with: We are calling our shareholders to urge them to read and complete the Proxy ballot enclosed in the package. By promptly doing so, it may save your Fund the cost of an additional mailing.

     *    If the shareholder returned the ballot, continue with:
          Thank you very much for your time, Mr./Ms.          .
          Your vote is very important.

     * If the shareholder threw the ballot away because he/she did not think it was important, proceed to B.

B (If the shareholder has not received the proxy materials.)

S/H:      No.

Putnam: May I confirm your address so that another package can be sent to you? (Confirm address with shareholder.) You will be receiving a duplicate package shortly. We ask only that you read the materials and take a moment to complete and return the proxy ballot. By promptly doing so, it may save your Fund the cost of an additional mailing. If you have any questions in regard to this material, please call us, toll-free, at 1-(800) 225-1581.

Putnam:   Thank you very much for your time, Mr./Ms.         .
          We look forward to receiving your ballot shortly.


          The following information is only to be given if the shareholder would like to know what the proposal is:

Putnam: A meeting of the shareholders of your Fund will be held on June 2, 1994 at 1 p.m. on the eighth floor of One Post Office Square, Boston, Massachusetts. Although we would like to have each shareholder attend, we understand this is not always possible. Even if you cannot attend, we need your support on the proposal which will be addressed at the meeting.

S/H:      What is the proposal?

Putnam: The proposal to be acted upon at the meeting is more fully described in the proxy statement. I will be happy to summarize them for you:

          1 REORGANIZATION. The Trustees of the California Fund are recommending that the shareholders approve a reorganization in which the California Fund will transfer all of its assets to Putnam Tax Exempt Money Market Fund (the "Money Market Fund") in return for shares of the Money Market Fund and the assumption by the Money Market Fund of all of the liabilities of the California Fund. After the transfer, the shares of the Money Market Fund will be distributed to the holders of the California Fund, thereby liquidating the California Fund. As a result of these transactions, your shares of the California Fund would, in effect, be exchanged at net asset value and on a tax-free basis for shares of the Money Market Fund. Both funds are managed by Putnam Investment Management, Inc. and have the same Trustees.

               Each Fund seeks as high a level of current income exempt from federal income tax (and, in the case of the California Fund, exempt from California income tax) as is consistent with maintenance of liquidity and stability of principal. The principle difference between the Funds is that the California Fund normally concentrates its investments in tax-exempt securities of California issuers, while the Money Market Fund normally invests in tax-exempt securities of issuers located in various states (including the District of Columbia). Because of the similarities between the Funds, the proposed reorganization will not affect the general strategy or style in which the portfolio manager will manage your investment.
               You should recognize however that income distributions on shares of the Money Market Fund following the reorganization will not be exempt from California income tax.

Putnam:   This is the proposal.  Can I clarify anything for you?
          If not, please read the materials carefully, complete the enclosed proxy card and return it promptly in the envelope provided.

S/H:      Thank you for the information.

Putnam:   Thank you for your time, Mr./Ms.        .  Your vote is
          very important, and we look forward to receiving it soon.

                         Proxy Solicitation Script
                                   for
               Putnam New York Tax Exempt Money Market Fund


This script provides information to the shareholder and solicits his/her vote by mail.

Putnam:   Good Evening Mr./Ms.          .  My name is
          and I'm calling from Putnam Investments in Boston. I'm calling in regard to the important proxy materials which you should have received for your Fund's shareholders' meeting which will be held in June. This information was mailed to you in late April. The package consisted of a Putnam business envelope with black and red print on the outside of the envelope.
          The words "Important Proxy Material Enclosed   Prompt
          Response Will Save Your Fund Money" were clearly marked on the package. Do you recall receiving it? (Proceed to A or B as applicable).

A         (If the shareholder has received the proxy materials.)

S/H:      Yes.

Putnam: Great, however according to our most recent records, we have not received your proxy ballot which was included in the package. Could you tell me if you have already returned it?

     * If the shareholder received the information, but has not sent it back, continue with: We are calling our shareholders to urge them to read and complete the Proxy ballot enclosed in the package. By promptly doing so, it may save your Fund the cost of an additional mailing.

     *    If the shareholder returned the ballot, continue with:
          Thank you very much for your time, Mr./Ms.          .
          Your vote is very important.

     * If the shareholder threw the ballot away because he/she did not think it was important, proceed to B.

B (If the shareholder has not received the proxy materials.)

S/H:      No.

Putnam: May I confirm your address so that another package can be sent to you? (Confirm address with shareholder.) You will be receiving a duplicate package shortly. We ask only that you read the materials and take a moment to complete and return the proxy ballot. By promptly doing so, it may save your Fund the cost of an additional mailing. If you have any questions in regard to this material, please call us, toll-free, at 1-(800) 225-1581.

Putnam:   Thank you very much for your time, Mr./Ms.         .
          We look forward to receiving your ballot shortly.


          The following information is only to be given if the shareholder would like to know what the proposal is:

Putnam: A meeting of the shareholders of your Fund will be held on June 2, 1994 at 1 p.m. on the eighth floor of One Post Office Square, Boston, Massachusetts. Although we would like to have each shareholder attend, we understand this is not always possible. Even if you cannot attend, we need your support on the proposal which will be addressed at the meeting.

S/H:      What is the proposal?

Putnam: The proposal to be acted upon at the meeting is more fully described in the proxy statement. I will be happy to summarize them for you:

          1 REORGANIZATION. The Trustees of the New York Fund are recommending that the shareholders approve a reorganization in which the New York Fund will transfer all of its assets to Putnam Tax Exempt Money Market Fund (the "Money Market Fund") in return for shares of the Money Market Fund and the assumption by the Money Market Fund of all of the liabilities of the New York Fund. After the transfer, the shares of the Money Market Fund will be distributed to the holders of the New York Fund, thereby liquidating the New York Fund. As a result of these transactions, your shares of the New York Fund would, in effect, be exchanged at net asset value and on a tax-free basis for shares of the Money Market Fund. Both funds are managed by Putnam Investment Management, Inc. and have the same Trustees.

               Each Fund seeks as high a level of current income exempt from federal income tax (and, in the case of the New York Fund, exempt from New York State and City income tax) as is consistent with Maintenance of liquidity and stability of principal. The principle difference between the Funds is that the New York Fund normally concentrates its investments in tax-exempt securities of New York issuers, while the Money Market Fund normally invests in tax-exempt securities of issuers located in various states (including the District of Columbia). Because of the similarities between the Funds, the proposed reorganization will not affect the general strategy or style in which the portfolio manager will manage your investment. You should recognize however that income distributions on shares of the Money Market Fund following the reorganization will not be exempt from New York State and City income tax.

Putnam:   This is the proposal.  Can I clarify anything for you?
          If not, please read the materials carefully, complete the enclosed proxy card and return it promptly in the envelope provided.

S/H:      Thank you for the information.

Putnam:   Thank you for your time, Mr./Ms.        .  Your vote is
          very important, and we look forward to receiving it soon.




A25scrip